RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

Note 14. RELATED PARTY TRANSACTIONS

From August 2018 through July 2020, the Company has issued a total of $5.0 million in notes payable to various investors, of which $3.1 million were sold to related parties. See Note 8, Convertible Notes Payable, for further information. From October 2020 through June 2021, the Company issued a total of $0.9 million in notes payable, including $0.5 million to related parties. From June 2021 through September 2021, the Company issued a total of approximately $0.9 million in additional notes payable, including $0.1 million to related parties.

All of these notes bore interest at 8% per annum. The unpaid principal and accrued interest under the notes may be converted into shares of the Company’s Common Stock at a conversion price of $4.20 per share. The notes automatically converted into shares of the Company’s Common Stock upon the completion of our IPO.

In August 2022, Maria Zannes, the founder, President, Chief Executive Officer, and a director of the Company, purchased a Bridge Note in the principal amount of $99,000. Upon the IPO Closing, the Bridge Note automatically converted into 23,672 shares of Common Stock. In connection with her Bridge Note purchase, Ms. Zannes received a Bridge Warrant to purchase 23,571 shares of Common Stock at an exercise price of $5.25 per share.

In August 2022, Steven Girgenti, the Executive Chairman and a director of the Company, purchased a Bridge Note in the principal amount of $150,000. Upon the IPO closing, the Bridge Note automatically converted into 35,866 shares of Common Stock. In connection with his Bridge Note purchase, Mr. Girgenti received a Bridge Warrant to purchase 35,714 shares of Common Stock at an exercise price of $5.25 per share.